Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SS. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Markland Technologies, Inc. (the "Company") for the year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certify, to their best knowledge and belief, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Tarini	/s/ Gino M. Pereira
Robert Tarini	Gino M. Pereira
Chief Executive Officer	Chief Financial Officer
Date: October 11, 2005	Date: October 11, 2005